SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 27, 1998


                       HOMESIDE MORTGAGE SECURITIES, INC.
                   -------------------------------------------
                 (Exact name of registrant specified in Charter)

     Delaware                    33-34957                   59-2957725
  ---------------              -----------                -------------
  (State or other              (Commission                (IRS Employee
  jurisdiction of              File Number)             Identification No.)
  incorporation)


                7301 Baymeadows Way, Jacksonville, FL      32256
               ----------------------------------------   --------
               (Address of principal executive offices)   Zip Code

           Registrant's telephone, including area code: (904) 281-3000

           ---------------------------------------------------------
         (Former name and former address, if changed since last report)



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ITEM 2. Acquisition or Disposition of Assets: General.

         On May 27, 1998, HomeSide Mortgage Securities, Inc. issued its Multi-Class Mortgage Pass-Through Certificates, Series 1998-2, such series representing interests in a pool of fixed rate conventional one- to four-family mortage loans. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the prospectus dated May 26, 1998, as supplemented by the prospectus supplement dated May 26, 1998 (together, the "Prospectus").

         The Class A Certificates consist of the Class IA-1 Certificates, the Class IA-2 Certificates, the Class IA-3 Certificates, the Class IA-4 Certificates, the Class IA-5 Certificates, the Class IA-6 Certificates, the Class IA-7 Certificates, the Class IA-X Certificates, the Class IIA-1 Certificates, the Class IA-P Certificates, the Class IIA-X Certificates, the Class A-R Certificates. The Class M Certificates consist of the Class M Certificates. The Class B Certificates consist of the Class B-1 Certificates, the Class B-2 Certificates, the Class B-3 Certificates, the Class B-4 Certificates and the Class B-5 Certificates.

         The Class A Certificates evidence in the aggregate the Class A Percentage ownership interest in the Trust Fund. The Class M Certificates evidence in the aggregate the Class M Percentage ownership interest in the Trust Fund. The Class B Certificates evidence the remaining ownership interest in the Trust Fund and are subordinated to the rights of the Class A Certificates and the Class M Certificates to the extent described in the Prospectus. The Trust Fund consists of the Mortgage Pool and certain other property described in the Prospectus.



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ITEM 7. Financial Statements and Exhibits.

       (c) Exhibits


Item 601(a)
of Regulation S-K
Exhibit No.            Description
-----------            -----------

     4 Pooling and Servicing Agreement among HomeSide Mortgage Securities, Inc., HomeSide Lending, Inc. and Norwest Bank Minnesota, National Association, as trustee, dated as of May 1, 1998, for Multi-Class Mortgage Pass-Through Certificates, Series 1998-2.




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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      HOMESIDE MORTGAGE SECURITIES, INC.

May 27, 1998
                                      By: /s/ Blake Wilson
                                          -----------------------------------
                                          Name:  W. Blake Wilson
                                          Title: Vice President




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                                INDEX TO EXHIBITS


Exhibit No.     Description
-----------     -----------
    4           Pooling and Servicing Agreement among HomeSide Mortgage
                Securities, Inc., HomeSide Lending, Inc. and Norwest Bank
                Minnesota, National Association, as trustee, dated as of May 1, 1998, for Multi-Class Mortgage Pass-Through Certificates, Series
                1998-2.